UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2011

HUMAN GENOME SCIENCES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-14169	22-3178468
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 Shady Grove Road, Rockville, Maryland	20850-7464
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 309-8504

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On July 29, 2011, Human Genome Sciences, Inc. issued an aggregate of 5,026,743 shares of its common stock, par value $0.01, in several separate transactions in exchange for $77,528,000 aggregate principal amount of the company’s 2-1/4% Convertible Subordinated Notes due 2011. The common stock was issued solely to existing holders of the notes, pursuant to the exemption from registration provided under Section 3(a)(9) of the Securities Act of 1933. This exemption was available to the company because the common stock was exchanged by the company with existing holders of the notes exclusively where no commission or other remuneration was paid or given directly or indirectly for soliciting such an exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN GENOME SCIENCES, INC.

By: /s/ James H. Davis, Ph.D.
Name: James H. Davis, Ph.D.
Title: Executive Vice President,
          General Counsel and Secretary

Date: August 1, 2011